SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[X]           Definitive Additional Materials
[  ]           Soliciting Material Pursuant to Section 240.14a-12

MUNDER SERIES TRUST
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)           Title of each class of securities to which transaction applies:
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(2)           Aggregate number of securities to which transaction applies:
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(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)           Proposed maximum aggregate value of transaction:
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[  ]           Fee paid previously with preliminary materials.
[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)           Amount Previously Paid
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(2)           Form, Schedule or Registration Statement No.:
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(4)           Date Filed:
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NOTICE OF SECOND ADJOURNMENT FOR
MUNDER HEALTHCARE FUND

March 23, 2011

Dear Valued Shareholder:

We still need your help.  Today’s special meeting of shareholders of the Munder Healthcare Fund will adjourn once again until March 31st at 2:00 p.m. to allow shareholders additional time to submit their voting instructions.  Our records indicate that you are a record date shareholder and your vote has not yet been received.

It is critical that your proxy vote be received before the adjourned meeting. Additional solicitation efforts are costly and could further delay the proposed merger.  Please take a moment now to cast your important vote.  If convenient for you, please vote by phone or via the Internet so that your voting instructions will be received in time for the meeting.  If casting your vote by using the enclosed proxy ballot is the most convenient option for you, please take a moment to vote now and drop your completed ballot into the mail today.

Thank you in advance for your participation.

Sincerely,

James V. FitzGerald
President
Munder Series Trust

Please take a moment now to cast your vote using one of the voting options listed below.

1.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

Munder Funds ● 480 Pierce Street ● Birmingham, MI 48009

March 23, 2011

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Dear Valued Shareholder:

At your request, we have refrained from contacting you via the phone regarding your proxy vote for the 2011 special meeting of shareholders of the Munder Healthcare Fund.  We value your time and respect your privacy but, unfortunately, the Fund still needs additional votes to proceed with the business of this special meeting.

Today we had to adjourn the Fund’s special meeting for a second time to give shareholders additional time to vote their shares. As a result, we are writing to you to ask for your help and your vote.  The special meeting of shareholders has been adjourned once again until March 31, 2011 at 2:00 p.m. and we will need your proxy vote in order to proceed with the formal business of the meeting.

If convenient for you, please take a moment today to call our proxy voting line at 1-800-331-4787.  Voting your shares will only take a couple of minutes.  Representatives are available Monday through Friday 9:00 a.m. to 10 p.m. Eastern Time.

Thank you in advance for your participation.

Sincerely,

Steve Shenkenberg
Vice President and Secretary
Munder Series Trust II

480 Pierce Street  |  Birmigham, MI  48009
P.O. Box 1840  |  Birmingham, MI  48012-3043
munder.com  |  248.647-9200

BIRMINGHAM  - BOSTON